UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2012

Peet's Coffee & Tea, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Washington (State of Incorporation)	000-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue

Emeryville, California 94608-3520

(Address of principal executive offices)

Registrant's telephone number, including area code: (510) 594-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year

On May 11, 2012, Peet’s Coffee & Tea, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders, at which the Company’s shareholders, upon the recommendation of the Company’s Board of Directors (the “Board”), voted in favor of amending and restating the Company’s Articles of Incorporation (as amended and restated, the “Articles”). The Articles phase out the classification of the Board and provide instead for the annual election of directors beginning at the 2013 Annual Meeting of Shareholders. Beginning with the Annual Meeting of Shareholders in 2015, the declassification of the Board will be complete and all directors will be subject to annual election to one-year terms. The Articles were filed with the Washington Secretary of State on May 11, 2012.

In connection with approving the Articles and recommending them to the shareholders for approval at the 2012 Annual Meeting of Shareholders, the Board approved amended and restated Bylaws of the Company (as amended and restated, the “Bylaws”), which incorporate conforming changes to Article IV, Section 16 and became effective upon the filing of the Articles with the Washington Secretary of State.

The foregoing summary of the amendments reflected in the Articles and Bylaws does not purport to be complete and is qualified in its entirety by reference to the Articles and Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

Peet’s Coffee & Tea, Inc.’s 2012 Annual Meeting of Shareholders was held on May 11, 2012. Four items of business were acted upon by shareholders at the Annual Meeting. The voting results were as follows:

1.	The Board’s nominees, Ted W. Hall and Patrick J. O’Dea, were elected to the Board of Directors to hold office until the 2015 Annual Meeting of Shareholders based on the following votes:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Ted W. Hall	11,052,975	153,616	-	1,387,552

Patrick J. O’Dea	10,930,488	276,103	-	1,387,552

2.	The amendment and restatement of the Company’s Articles of Incorporation to provide for the annual election of directors was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,084,027	119,694	2,870	1,387,552

3.	The compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2012 Annual Meeting of Shareholders, was approved on an advisory basis based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,755,627	159,737	291,227	1,387,552

4.	The selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 30, 2012 was ratified based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,443,236	147,048	3,859	-

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

3.1	Articles of Incorporation of Peet’s Coffee & Tea, Inc., as amended and restated May 11, 2012.

3.2	Bylaws of Peet’s Coffee & Tea, Inc., as amended and restated May 11, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: May 16, 2012	By:	/s/ Isobel A. Jones
Isobel A. Jones
Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Incorporation of Peet’s Coffee & Tea, Inc., as amended and restated May 11, 2012.

3.2	Bylaws of Peet’s Coffee & Tea, Inc., as amended and restated May 11, 2012.